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                                                                 EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 26, 1997, in the Registration Statement (Form S-1 No. 333-_______) and related Prospectus of Power Computing Corporation dated June 27, 1997.




                                                     Ernst & Young LLP



Austin, Texas
June 26, 1997